UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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FDP Series, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FDP SERIES, INC.

Franklin Templeton Total Return FDP Fund

Invesco Value FDP Fund

Marsico Growth FDP Fund

MFS Research International FDP Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

May 26, 2015

Dear Shareholder:

You are cordially invited to attend a joint special meeting of shareholders of each series of FDP Series, Inc. (the “Corporation”) listed above (collectively, the “Funds,” and each, a “Fund”) to be held on July 17, 2015 at 3:00 p.m., Eastern time, at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540 (the “Special Meeting”). The purpose of the Special Meeting is to vote on two proposals and to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Shareholders of each Fund are entitled to vote on the first proposal to approve the use of a manager of managers structure for their respective Fund. Shareholders of the Marsico Growth FDP Fund (the “Growth Fund”) are entitled to vote on the second proposal to approve a new subadvisory agreement for the Growth Fund with Janus Capital Management LLC.

The Board of Directors of the Corporation has approved and recommends that you vote “FOR” each proposal. The Board of Directors of the Corporation has unanimously determined that each proposal is in the best interests of the Corporation and each Fund, as applicable, and urges you to vote in favor of the proposals.

If you cannot attend the Special Meeting, you may participate by proxy. Please read the enclosed materials, which explain the proposals in more detail, and then cast your vote using one of the methods indicated on the enclosed proxy card or voting instruction form(s). The enclosed proxy is being solicited on behalf of the Board of Directors of the Corporation. As a shareholder, your vote is important, and we hope that you will respond to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	by touchtone telephone;

•	by Internet;

•	by returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	in person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, and asked to vote your shares.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact Computershare Fund Services at 866-704-4427.

Your vote is important regardless of the size of your holdings. Please vote today.

Sincerely,

John M. Perlowski

President of the Corporation

FDP SERIES, INC.

Franklin Templeton Total Return FDP Fund

Invesco Value FDP Fund

Marsico Growth FDP Fund

MFS Research International FDP Fund

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT AND VOTING ONLY TAKES A FEW MINUTES.

While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview, in a Questions and Answers format, of the proposals to be voted on.

Q:	WHY IS A SHAREHOLDER MEETING BEING HELD?

A:	The Board of Directors (the “Board”) of FDP Series, Inc. (the “Corporation”) has called a joint special meeting of shareholders of each of the Franklin Templeton Total Return FDP Fund, the Invesco Value FDP Fund, the Marsico Growth FDP Fund (the “Growth Fund”), and the MFS Research International FDP Fund, each a series of the Corporation (collectively, the “Funds,” and each, a “Fund”), to be held on July 17, 2015, or any adjournments or postponements thereof (the “Special Meeting”). At the Special Meeting, shareholders of the Funds will be asked to vote on one or both of the proposals discussed in the enclosed proxy statement (each, a “Proposal”).

Q:	WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A:	Shareholders are being asked to vote on one or both of the following Proposals:

•

Proposal 1: Shareholders of each Fund are being asked to approve the use of a manager of managers structure for their respective Fund, whereby BlackRock Advisors, LLC (“BlackRock”), each Fund’s investment adviser, will be able to hire and replace subadvisers and materially amend subadvisory agreements for a Fund, subject to the prior approval of the Board, but without shareholder approval.

•

Proposal 2: Shareholders of the Growth Fund are being asked to approve a new subadvisory agreement (the “New Subadvisory Agreement”) between BlackRock and Janus Capital Management LLC (“Janus”) with respect to the Growth Fund.

Q:	WHAT IS THE MANAGER OF MANAGERS STRUCTURE?

A:	On November 12, 2014, BlackRock and the Corporation obtained an order from the Securities and Exchange Commission that permits BlackRock, as each Fund’s investment adviser, to appoint and replace Subadvisers (as defined below) with respect to the Funds, and enter into, amend and terminate subadvisory agreements with a Fund’s Subadviser(s), subject to prior approval of the Board, including a majority of the Directors who are not “interested persons” of the Corporation, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) (the “Independent Directors”), but without shareholder approval (the “manager of managers structure”). The term “Subadvisers” means any subadviser that is (i) an indirect or direct wholly-owned subsidiary (within the meaning of the Investment Company Act) of BlackRock, (ii) a sister company of BlackRock that is an indirect or direct wholly-owned subsidiary (within the meaning of the Investment Company Act) of the same company that, indirectly or directly, wholly owns BlackRock or (iii) not an affiliated person (within the meaning of the Investment Company Act other than solely as a result of its service as a subadviser to the Fund) of the Fund or BlackRock.

Q:	WHY IS THE MANAGER OF MANAGERS STRUCTURE BEING RECOMMENDED?

A:	The manager of managers structure is designed to provide the Board and BlackRock with increased flexibility and eliminate the expense to a Fund of holding shareholder meetings whenever the Board and BlackRock seek to hire or replace a subadviser or materially amend a subadvisory agreement. The manager of managers structure would help the Funds operate more efficiently by affording additional flexibility to BlackRock, subject to Board approval, to hire and replace subadvisers and materially amend subadvisory agreements and reduce costs to the Funds in connection with the possible replacement of a Fund’s subadviser or a material amendment to a subadvisory agreement.

See “Proposal 1” for more information regarding the considerations of the Board in approving the manager of managers structure as in the best interests of each Fund and its shareholders.

Q:	WHAT HAPPENS IF SHAREHOLDERS OF A FUND DO NOT APPROVE PROPOSAL 1?

A:	If a Fund’s use of the manager of managers structure is not approved by shareholders of the Fund, BlackRock would generally only be able to enter into new or amended subadvisory agreements with respect to that Fund with Board and shareholder approval, potentially causing a delay and incurring expenses in making a change that BlackRock and the Board deem beneficial to the Fund and its shareholders.

Q:	WHY ARE GROWTH FUND SHAREHOLDERS BEING ASKED TO APPROVE A NEW SUBADVISORY AGREEMENT WITH JANUS?

A:	In light of concerns that have been expressed by BlackRock and the Board about the performance of the Growth Fund, BlackRock and the Board determined that it would be in the best interests of the Growth Fund and its shareholders to replace the Growth Fund’s current subadviser, Marsico Capital Management, LLC (“Marsico”), with a new subadviser.

After evaluating various potential replacement subadvisers, BlackRock advised the Board that it believes that a change in management style may improve the Growth Fund’s long-term performance and that the Growth Fund and its shareholders could potentially benefit from Janus’ management. The Board considered information provided by BlackRock and Janus and determined, based on a number of factors, that the selection of Janus as the new subadviser for the Growth Fund is in the best interests of the Fund and its shareholders. On April 14, 2015, the Board, including the Independent Directors, acting on a recommendation by BlackRock, approved the New Subadvisory Agreement, to take effect as soon as reasonably practicable, subject to shareholder approval.

See “Proposal 2” for more information regarding the considerations of the Board in selecting Janus as the new subadviser for the Growth Fund and approving the New Subadvisory Agreement.

Q:	WILL THE NEW SUBADVISORY AGREEMENT RESULT IN HIGHER INVESTMENT ADVISORY FEES FOR THE GROWTH FUND?

A:

No. BlackRock pays the subadvisory fee out of the investment advisory fee the Growth Fund pays BlackRock. The amount payable by the Growth Fund to BlackRock will not change. Under BlackRock’s current subadvisory agreement with Marsico, BlackRock pays Marsico a subadvisory fee at the annual rate of 0.40% of the Growth Fund’s average daily net assets. Under the New Subadvisory Agreement, BlackRock will pay Janus a subadvisory fee at the annual rate of 0.40% of the first $200 million of the Growth Fund’s average daily net assets;

and 0.35% of such assets over $200 million. BlackRock will pass the benefit of the breakpoint in the proposed subadvisory fee rate to the Growth Fund pursuant to an agreement to contractually waive its investment advisory fees in an amount equal to 0.05% of the Growth Fund’s average daily net assets over $200 million. This contractual waiver agreement will be in effect for the period that the contractual breakpoints set forth in the New Subadvisory Agreement are in effect, unless earlier terminated by BlackRock or the Board.

Q:	WHAT HAPPENS IF GROWTH FUND SHAREHOLDERS DO NOT APPROVE PROPOSAL 2?

A:	If the proposed New Subadvisory Agreement with Janus is not approved by shareholders of the Growth Fund, Marsico will continue serving as the subadviser to the Growth Fund and the Board will consider other alternatives for the Growth Fund as it deems appropriate and in the best interests of the Growth Fund and its shareholders.

Q:	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A:	After careful consideration, the Board, including the Independent Directors, recommends that shareholders vote “FOR” each Proposal, as applicable.

Q:	WHO MAY VOTE ON THE PROPOSALS?

A:	Any person who owned shares of a Fund at the close of business on May 19, 2015 (the “Record Date”), is entitled to vote on matters affecting that Fund. You may cast one vote for each share you owned and a fractional vote for each fractional share you owned on the Record Date.

Q:	I AM A SMALL INVESTOR. DOES MY VOTE MATTER?

A:	Your vote makes a difference. If many shareholders like you fail to vote, your Fund may not receive enough votes to hold the Special Meeting. If this happens, we will need to solicit votes again or take other action pursuant to the direction of the Board.

Q:	WHO IS PAYING FOR THE PREPARATION, PRINTING AND MAILING OF THE PROXY STATEMENT AND THE SOLICITATION OF PROXIES?

A:	It is anticipated that the total expenses of preparing, printing and mailing the proxy statement, and soliciting and tabulating proxies will be approximately $621,000, which will be paid by the Funds. These expenses will be allocated among the Funds on the basis of their respective net assets, except when direct expenses can reasonably be attributed to one or more particular Funds.

Q:	HOW DO I VOTE?

A:	You can vote shares beneficially held through your account by mail, telephone or Internet, or in person at the Special Meeting.

To vote by mail, please mark your vote(s) on the enclosed proxy card or voting instruction form(s) and sign, date and return the form(s) in the postage-paid envelope provided.

To vote by telephone or over the Internet, please have the voting instruction form(s) in hand and call the telephone number listed on the form(s) or go to the website address listed on the form(s) and follow the instructions.

If you wish to vote in person at the Special Meeting, please complete each proxy card you receive and bring it to the Special Meeting. If you hold your shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the enclosed proxy card or voting instruction form(s) and returning it in the accompanying postage-paid return envelope.

Whichever voting method you choose, please take the time to read the full text of the enclosed proxy statement before you vote.

Q:	WHO DO I CALL IF I HAVE QUESTIONS?

A:	If you need more information, or have any questions about voting, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at 866-704-4427.

FDP SERIES, INC.

Franklin Templeton Total Return FDP Fund

Invesco Value FDP Fund

Marsico Growth FDP Fund

MFS Research International FDP Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 17, 2015

To the Shareholders of FDP Series, Inc.:

A joint special meeting of shareholders of each of the Franklin Templeton Total Return FDP Fund, the Invesco Value FDP Fund, the Marsico Growth FDP Fund (the “Growth Fund”), and the MFS Research International FDP Fund (collectively, the “Funds,” and each, a “Fund”), each a series of FDP Series, Inc. (the “Corporation”), will be held on July 17, 2015, at 3:00 p.m., Eastern time, at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540 (the “Special Meeting”) to consider and vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”):

1.	To approve the use of a manager of managers structure with respect to each of the Funds (to be voted on separately by each Fund’s shareholders);

2.	To approve a new subadvisory agreement between BlackRock Advisors, LLC and Janus Capital Management LLC with respect to the Growth Fund (to be voted on by the Growth Fund’s shareholders only); and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Proposals referenced above are discussed in the Proxy Statement attached to this Notice. The Board of Directors of the Corporation has fixed the close of business on May 19, 2015 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.

You are cordially invited to attend the Special Meeting. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date and sign the enclosed proxy card or voting instruction form(s) and return it promptly in the postage-paid envelope provided for this purpose. You also have the opportunity to provide voting instructions via telephone or the Internet. The enclosed proxy is being solicited on behalf of the Board of Directors of the Corporation. Even if you plan to attend the Special Meeting, please be certain to sign, date and return each proxy card or voting instruction form you receive or provide voting instructions by telephone or Internet. Please read the full text of the enclosed Proxy Statement for a complete understanding of the Proposals.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services at 866-704-4427.

After careful consideration, the Board of Directors of the Corporation recommends that you vote “FOR” each Proposal, as applicable.

By Order of the Board of Directors of the Corporation,

Benjamin Archibald

Secretary of the Corporation

May 26, 2015

FDP SERIES, INC.

Franklin Templeton Total Return FDP Fund

Invesco Value FDP Fund

Marsico Growth FDP Fund

MFS Research International FDP Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 17, 2015

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of FDP Series, Inc. (the “Corporation”), on behalf of each of the Franklin Templeton Total Return FDP Fund, the Invesco Value FDP Fund, the Marsico Growth FDP Fund (the “Growth Fund”), and the MFS Research International FDP Fund (collectively, the “Funds,” and each, a “Fund”), for use at a joint special meeting of shareholders of the Funds to be held on July 17, 2015 at 3:00 p.m., Eastern time, at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540 and at any adjournments or postponements thereof (the “Special Meeting”). This Proxy Statement and the accompanying materials will first be mailed to shareholders on or about June 5, 2015.

This Proxy Statement covers two proposals: (1) shareholders of each Fund will be asked to approve the use of a manager of managers structure for their respective Fund, whereby BlackRock Advisors, LLC (“BlackRock”), each Fund’s investment adviser, will be able to hire and replace subadvisers for the Fund and materially amend subadvisory agreements, subject to the prior approval of the Board, but without shareholder approval; and (2) shareholders of the Growth Fund will separately be asked to approve a new subadvisory agreement between BlackRock and Janus Capital Management LLC (“Janus”) with respect to the Growth Fund (each, a “Proposal” and collectively, the “Proposals”). Each of the Proposals has been approved by the Board.

The following table shows the Proposal(s) that shareholders of each Fund will be asked to vote on at the Special Meeting:

Proposal	Franklin Templeton Total Return FDP Fund	Invesco Value FDP Fund	Marsico Growth FDP Fund	MFS Research International FDP Fund
(1) Manager of Managers Structure	•	•	•	•
(2) New Subadvisory Agreement with Janus			•

The Board has fixed the close of business on May 19, 2015 as the record date (the “Record Date”) for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

If you do not expect to be present at the Special Meeting, please vote your proxy in accordance with the instructions included on the enclosed proxy card or voting instruction form(s). Even if you plan to attend the Special Meeting, please sign, date and return all proxy cards you receive, or provide voting instructions by telephone or Internet. If you authorize your proxy by telephone or Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or voting instruction form(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

If your proxy is properly executed and returned, shares represented by it will be voted at the Special Meeting in accordance with your instructions for the Proposal(s). If you are the record owner of your Fund shares and your proxy is properly executed and returned and no choice is specified, your shares will be voted “FOR” the Proposal(s). Shareholders who execute a proxy may revoke or change that proxy at any time before the proxy is voted at the Special Meeting by filing with the Corporation a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet, or by attending the Special Meeting and voting in person. If your shares are held by a bank, broker-dealer or other third-party intermediary who holds your shares of record, you must provide voting instructions to such financial intermediary in order to vote your shares. If you hold your shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Photographic identification and proof of ownership of Fund shares will be required for admission to the Special Meeting.

Each Fund will furnish, without charge, a copy of its annual report for the most recent calendar year and a copy of its most recent semi-annual report to any shareholder upon request. Such requests should be directed to the applicable Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling toll free at 1-800-441-7762. Copies of the Funds’ annual and semi-annual reports are also available on BlackRock’s website at www.blackrock.com/prospectus and the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on July 17, 2015. The Notice of Joint Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at https://www.proxy-direct.com/blk-26697. On this website, you will be able to access the Notice of Joint Special Meeting of Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

The Board of Directors of the Corporation has approved and recommends that you vote “FOR” each Proposal.

PROPOSAL 1: FOR EACH FUND, TO APPROVE THE USE OF A MANAGER OF MANAGERS STRUCTURE

For Proposal 1, shareholders of each Fund vote separately with respect to their Fund.

Overview

Pursuant to the investment advisory agreement between the Corporation, on behalf of the Funds, and BlackRock (the “Investment Advisory Agreement”), BlackRock is permitted, to the extent permitted by applicable law and subject to Board approval, to select and contract with one or more subadvisers to perform investment advisory services for the Funds. Pursuant to its authority under the Investment Advisory Agreement, BlackRock has entered into subadvisory agreements with subadvisers with respect to each of the Funds. BlackRock supervises and manages each respective Fund’s investment program. For the investment advisory services it provides to each Fund, BlackRock receives from that Fund the fee specified in its Investment Advisory Agreement, payable monthly at an annual rate based on the average daily net assets of the Fund. BlackRock is solely responsible for compensating each subadviser from the investment advisory fees that it receives from the applicable Fund under the Investment Advisory Agreement.

If BlackRock delegates portfolio management duties to a subadviser with respect to a Fund, the Investment Company Act of 1940, as amended (the “Investment Company Act”), requires that the subadvisory agreement must be approved by the Board and shareholders of the Fund. Specifically, Section 15(a) of the Investment Company Act makes it unlawful for any person to act as an investment adviser (including as a subadviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Therefore, to comply with Section 15(a) of the Investment Company Act, a Fund must obtain shareholder approval of a subadvisory agreement in order to replace an existing subadviser with a new subadviser, materially change the terms of a subadvisory agreement or continue the employment of an existing subadviser when that subadvisory agreement terminates because of an assignment (as such term is defined under the Investment Company Act) of the agreement.

Because of the expense and delays associated with obtaining shareholder approval of subadvisers and related subadvisory agreements, many mutual fund investment advisers have requested and obtained orders from the Securities and Exchange Commission (“SEC”) exempting them and the mutual funds they manage from certain requirements of Section 15(a) of the Investment Company Act and the rules thereunder. Subject to the conditions delineated therein, these orders permit mutual funds and their respective investment advisers to employ a “manager of managers” structure with respect to funds, whereby the investment advisers may retain or replace subadvisers for their funds and materially change the terms of a subadvisory agreement, subject to Board approval, without first obtaining shareholder approval.

To implement a manager of managers structure, on November 12, 2014, BlackRock and the Corporation obtained an exemptive order (the “Order”) from the SEC allowing for an exemption from the shareholder approval requirements of Section 15(a) of the Investment Company Act, subject to certain conditions. One condition of the Order is that before a Fund may rely on the Order and use a manager of managers structure, the Fund’s shareholders must approve the manager of managers structure. In addition, the Order provides that if the name of a Fund relying on the Order contains the name of a subadviser, the name of that Fund’s investment adviser will precede the name of the subadviser. Accordingly, the Board has approved the addition of “BlackRock” to the beginning of each Fund’s name, to take effect upon shareholder approval of the manager of managers structure, or as soon as reasonably practicable thereafter. Shareholder approval is not required to change the Funds’ names.

Manager of Managers Structure

The Order permits BlackRock (or any entity controlling, controlled by or under common control with BlackRock or its successor), as each Fund’s investment adviser, to appoint and replace Subadvisers (as defined below) with respect to the Funds, and enter into, amend and terminate subadvisory agreements with a Fund’s Subadviser(s), subject to the prior approval of the Board, including a majority of the Directors who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act, of the Corporation or of BlackRock (the “Independent Directors”), but without shareholder approval (the “manager of managers structure”). The term “Subadviser” means any subadviser that is (i) an indirect or direct wholly-owned subsidiary (within the meaning of the Investment Company Act) of BlackRock, (ii) a sister company of BlackRock that is an indirect or direct wholly-owned subsidiary (within the meaning of the Investment Company Act) of the same company that, indirectly or directly, wholly owns BlackRock or (iii) not an affiliated person (within the meaning of the Investment Company Act other than solely as a result of its service as a subadviser to the Fund) of the Fund or BlackRock.

If shareholders of a Fund approve the manager of managers structure, BlackRock, with the approval of the Board, including a majority of the Independent Directors, will on behalf of such Fund, be permitted to (i) hire and replace Subadvisers, including terminating an existing subadviser and replacing it with one or more Subadvisers, and (ii) materially amend subadvisory agreements with Subadvisers, in each case, without obtaining shareholder approval.

The process of seeking shareholder approval is administratively expensive, and may cause delays in executing changes that the Board and BlackRock have determined are necessary or desirable; these costs often are borne by a Fund (and therefore indirectly by a Fund’s shareholders). The manager of managers structure is intended to enable each Fund to operate with greater efficiency and help each Fund enhance its performance by allowing BlackRock, subject to Board approval, to appoint or replace a Subadviser in instances in which the Board and BlackRock believe that the appointment or replacement would be in the best interests of the Fund and its shareholders, and to make material amendments to subadvisory agreements believed by BlackRock and the Board to be appropriate, without incurring the expense and delay associated with obtaining shareholder approval. The Board believes that the manager of managers structure is in the best interests of each Fund and its shareholders.

Operation of the Manager of Managers Structure

Under the manager of managers structure, BlackRock will perform internal due diligence on any prospective Subadviser for the Funds, engage in an on-going analysis of the continued advisability of retaining Subadvisers for a Fund, and make recommendations to the Board as needed. BlackRock will also recommend to the Board whether investment subadvisory agreements should be renewed, modified or terminated and, subject to Board oversight, negotiate and renegotiate the terms of the subadvisory agreements with the Subadvisers, including the fees paid to each Subadviser. Any selection of additional or replacement Subadvisers would have to comply with conditions contained in the Order, including the condition that the Corporation notify shareholders when a new Subadviser has been appointed.

Under the manager of managers structure, the Board, including the Independent Directors, will continue to oversee the subadviser selection process to help ensure that the interests of shareholders are protected. Specifically, the Board, including the Independent Directors, will evaluate and approve all subadvisory agreements, as well as any material modification to an existing subadvisory agreement. In reviewing new subadvisory agreements or material modifications to existing subadvisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the subadvisory fees, the nature, quality and scope of services to be provided by the Subadviser, the investment performance of the assets managed by the Subadviser in the particular style for which a Subadviser is sought, as well as the Subadviser’s compliance with federal securities laws and regulations.

BlackRock will be responsible for monitoring Subadviser performance, supervising each Subadviser’s compliance with a Fund’s investment objectives and policies and authorizing Subadvisers to engage in certain investment techniques for the Fund. BlackRock, and not the Funds, will continue to pay the Funds’ Subadvisers out of the investment advisory fee it receives from the Funds.

Operation of each Fund under the manager of managers structure would not: (1) permit investment advisory fees paid by the Fund to BlackRock to be increased without shareholder approval, or (2) diminish BlackRock’s responsibilities to the Fund, including BlackRock’s overall responsibility for the portfolio management services furnished by a Subadviser.

Until the Funds receive shareholder approval to rely on the Order, BlackRock will only enter into new or amended subadvisory agreements with shareholder approval, to the extent required by applicable law.

Under the manager of managers structure, shareholders would receive notice of, and information pertaining to, any new subadvisory agreement or any material change to a subadvisory agreement. In particular, shareholders would receive the same information about a new subadvisory agreement and a new Subadviser that they would receive in a proxy statement related to their approval of a new subadvisory agreement in the absence of a manager of managers structure. In each case, shareholders will receive such notice and information within the timeframe required by the Order.

If this Proposal is not approved by shareholders of a Fund, shareholder approval would continue to be required for BlackRock to enter into new or materially amend subadvisory agreements with respect to that Fund.

Board Approval of the Manager of Managers Structure

The Board, including the Independent Directors, has approved the use of the manager of managers structure and determined that it would be in the best interests of each Fund and its shareholders. In evaluating this structure, the Board, including the Independent Directors, considered various factors and other information, including the following:

1.	A manager of managers structure will enable the Board to act more quickly, with less expense to a Fund, in appointing a new Subadviser or materially amending a subadvisory agreement when the Board and BlackRock believe that such appointment or amendment would be in the best interests of the Fund and its shareholders;

2.	BlackRock would continue to be directly responsible for monitoring a Subadviser’s compliance with a Fund’s investment objectives and investment strategies and for analyzing the performance of the Subadvisers; and

3.	No Subadviser could be appointed, removed or replaced and no subadvisory agreement could be materially amended without approval by the Board.

Board Determination. At the April 14, 2015 Board meeting, the Board, including the Independent Directors, unanimously determined that the manager of managers structure for the

Funds is advisable. The Board similarly recommended that shareholders of each Fund approve the structure with respect to their Fund. In reaching these conclusions, the Board considered BlackRock’s existing experience with a manager of managers structure for certain of the other funds BlackRock manages. In addition, the Board considered the flexibility a Fund and BlackRock will have under that structure to implement Subadviser changes without shareholder approval and without the Fund incurring the considerable costs of obtaining shareholder approval.

The Board has determined that approval of the manager of managers structure is advisable and in the best interests of each Fund and its shareholders.

Required Vote

Proposal 1 will be voted on by shareholders of each Fund, voting separately with respect to their Fund. Approval of Proposal 1 with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act. The Investment Company Act defines the vote of a majority of the outstanding voting securities of a Fund to mean the affirmative vote of the lesser of (a) 67% or more of the outstanding voting securities of the Fund present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy at the Special Meeting or (b) more than 50% of the outstanding voting securities of the Fund.

Recommendation of the Board

The Board of Directors, including the Independent Directors, unanimously recommends that shareholders of each Fund vote “FOR” Proposal 1.

PROPOSAL 2: FOR THE GROWTH FUND, TO APPROVE A NEW SUBADVISORY AGREEMENT WITH JANUS CAPITAL MANAGEMENT LLC

For Proposal 2, only shareholders of the Growth Fund vote.

Summary

Marsico Capital Management, LLC (“Marsico”) currently serves as the subadviser of the Growth Fund. During recent Board meetings, the Board has reviewed and discussed the Growth Fund’s subadvisory arrangement in light of, among other things, concerns that had been expressed by the Board and BlackRock about the performance of the Growth Fund. At an in-person meeting of the Board held on April 14, 2015 (the “April Board Meeting”), the Board, after careful consideration of a variety of factors (including, performance concerns) and possible alternatives to the Growth Fund’s subadvisory arrangement, determined that it would be in the best interests of the Growth Fund and its shareholders to replace the Growth Fund’s subadviser.

At the April Board Meeting, the Board received information regarding Janus, a registered investment adviser that was proposed as the new subadviser for the Growth Fund. BlackRock advised the Board that it believes that a change in management style may improve the Growth Fund’s long-term performance and that the Growth Fund and its shareholders could potentially benefit from Janus’ management. The Board considered information provided by BlackRock and Janus and determined, based on a number of factors, that the selection of Janus as the new subadviser for the Growth Fund is in the best interests of the Fund and its shareholders. Accordingly, at such meeting, the Board, including the Independent Directors, approved a new investment subadvisory agreement between BlackRock and Janus with respect to the Growth Fund (the “New Subadvisory Agreement”) and recommended that it be submitted to shareholders for their approval.

To ensure the continuation of portfolio management services to the Growth Fund, at an in-person Board meeting on May 13, 2015, the Board approved the renewal of the Marsico Subadvisory Agreement (as defined below) for the earlier of one year or the effective date of the New Subadvisory Agreement. If the New Subadvisory Agreement is approved by shareholders, it will take effect as soon as reasonably practicable.

Effective upon shareholder approval of the New Subadvisory Agreement, or as soon as reasonably practicable thereafter, Janus will be responsible for the day-to-day management of the Growth Fund’s assets, subject to supervision by BlackRock and the Board. In connection therewith, and as discussed in more detail below, the Growth Fund’s name, investment process and certain investment strategies will be changed.

Marsico Subadvisory Agreement

Marsico has served as subadviser to the Growth Fund since its commencement of operations, on July 27, 2005. Marsico currently serves as subadviser to the Growth Fund pursuant to a Subadvisory Agreement dated September 29, 2006, by and between BlackRock and Marsico (the “Marsico Subadvisory Agreement”). As stated above, the Marsico Subadvisory Agreement was last approved by the Board on May 13, 2015. The Marsico Subadvisory Agreement was last approved by shareholders of the Growth Fund at a special meeting held on November 9, 2007, due to the automatic termination of the previous subadvisory agreement with Marsico caused by an “assignment” resulting from a change in control of Marsico.

As noted above, at the April Board Meeting, the Board, acting on a recommendation of BlackRock, approved the replacement of Marsico as subadviser of the Growth Fund. BlackRock recommended the replacement of Marsico for a number of reasons. Although the Board and BlackRock believe that Marsico has made a positive contribution to the Growth Fund during the years as the Growth Fund’s subadviser, the Board and BlackRock believe that a change in management style may improve the Growth Fund’s performance as compared to peer funds.

A summary of the terms of the Marsico Subadvisory Agreement, including the fees payable thereunder, is included in the section below entitled “Comparison of the Marsico Subadvisory Agreement and the New Subadvisory Agreement.”

New Subadvisory Agreement

It is proposed that BlackRock and Janus enter into the New Subadvisory Agreement to become effective as soon as reasonably practicable following the date of shareholder approval. Under Section 15(a) of the Investment Company Act, the New Subadvisory Agreement requires the approval of (i) the Board, including a majority of the Independent Directors, and (ii) the shareholders of the Growth Fund. Based upon the considerations described below under “Board Considerations,” the Board, including all of the Independent Directors, approved the New Subadvisory Agreement at the April Board Meeting.

A copy of the form of the New Subadvisory Agreement is attached hereto as Appendix A. A summary of the terms of the New Subadvisory Agreement, including the fees payable thereunder, is included in the section below entitled “Comparison of the Marsico Subadvisory Agreement and the New Subadvisory Agreement.”

Comparison of the Marsico Subadvisory Agreement and the New Subadvisory Agreement

Below is a brief description of certain terms of the Marsico Subadvisory Agreement and the New Subadvisory Agreement. For a more complete understanding of the New Subadvisory Agreement, please refer to the form of the New Subadvisory Agreement attached hereto as Appendix A. The summary below, together with any description in this Proxy Statement of the New Subadvisory Agreement, are qualified in their entirety by reference to Appendix A.

Services. The investment advisory services to be provided by Janus to the Growth Fund under the New Subadvisory Agreement will be substantially similar to those investment advisory services currently provided by Marsico to the Growth Fund under the Marsico Subadvisory Agreement. Both the New Subadvisory Agreement and the Marsico Subadvisory Agreement provide that the applicable subadviser will, subject to the supervision of BlackRock and the Board: conduct a continual program of investment, evaluation, sale, and reinvestment of the Growth Fund’s assets in a manner consistent with the Growth Fund’s investment objectives and policies as stated in the Growth Fund’s prospectus and with any and all applicable investment restrictions under the federal securities laws, any SEC no-action letter or order applicable to the Growth Fund, and any applicable state securities law or regulation; and in a prudent and diligent manner, will vote proxies relating to the Growth Fund’s portfolio securities in the best interests of the Growth Fund and its shareholders in compliance with the applicable subadviser’s proxy voting policy and procedures.

Under the Marsico Subadvisory Agreement, Marsico must notify BlackRock as soon as reasonably practicable upon detection of any material breach of procedures adopted by the Board applicable to the Growth Fund (“Board Procedures”). Under the New Subadvisory Agreement, Janus must notify BlackRock upon detection of any breach of the Investment Company Act,

Subchapter M of the Internal Revenue Code of 1986, Board Procedures, the Growth Fund’s registration statement, of any known violation of any other applicable law or regulation relating to the Growth Fund and of any error in connection with its management of the Growth Fund, including trade errors. Janus must also notify BlackRock promptly upon detection of any material violations of Janus’ own compliance policies and procedures that relate to (1) its management of the Growth Fund, or (2) its activities as investment adviser generally to the extent such violation could be considered material to the Growth Fund. Janus must reimburse the Growth Fund for costs incurred arising out of or resulting from any such violation or error.

Under the New Subadvisory Agreement, Janus will have no responsibility for class action elections related to the Growth Fund’s securities, but must promptly forward to BlackRock any class action materials it receives.

Under the New Subadvisory Agreement, Janus may not acquire on behalf of the Growth Fund any equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), with the purpose or effect, at the time of such acquisition, of changing or influencing control of the issuer of the securities or in connection with or as a participant in any transaction having such purpose or effect. In addition, if any investments made by Janus on behalf of the Growth Fund are required to be disclosed in any other reports to be filed by Janus with any governmental or self-regulatory agency or organization or exchange (other than reports required under Section 13 of the 1934 Act), Janus must provide BlackRock with prompt written notice thereof, setting forth in reasonable detail the nature of the report and the investments of the Growth Fund to be reported.

The Marsico Subadvisory Agreement and the New Subadvisory Agreement each provide that the services of the applicable subadviser are not exclusive to the Growth Fund, and such subadviser and its affiliates may render services to others.

Fees. The Marsico Subadvisory Agreement and the New Subadvisory Agreement differ with respect to the schedule of fees payable to the applicable subadviser by BlackRock. Under the Marsico Subadvisory Agreement, BlackRock pays Marsico a subadvisory fee at the annual rate of 0.40% of the Growth Fund’s average daily net assets. For the Growth Fund’s fiscal year ended May 31, 2014, (i) the aggregate amount of advisory fees paid by the Growth Fund to BlackRock was $1,113,754; and (ii) the aggregate amount of fees paid by BlackRock to Marsico under the Marsico Subadvisory Agreement was $549,572.14. Under the New Subadvisory Agreement, BlackRock will pay Janus a subadvisory fee at the annual rate of 0.40% of the first $200 million of the Growth Fund’s average daily net assets; and 0.35% of such assets over $200 million.

In each case, the subadvisory fees will be paid in full by BlackRock, as the Growth Fund’s investment adviser, out of the advisory fee received by BlackRock from the Growth Fund, and at no additional cost to the Growth Fund or its shareholders beyond the fees paid by the Growth Fund to BlackRock itself. The investment advisory fee payable by the Growth Fund to BlackRock will not change. Upon the effectiveness of the New Subadvisory Agreement, however, BlackRock will enter into an agreement to contractually waive its investment advisory fee in an amount equal to 0.05% of the Growth Fund’s average daily net assets over $200 million. This agreement will have the effect of giving the Fund the benefit of the breakpoint in the subadvisory fee rate under the New Subadvisory Agreement. This contractual waiver agreement will be in effect for the period that the contractual breakpoints set forth in the New Subadvisory Agreement are in effect, unless earlier terminated by BlackRock or the Board.

If the Marsico Subadvisory Agreement had contained the same subadvisory fee rate as is proposed under the New Subadvisory Agreement, the aggregate amount of fees paid by BlackRock to Marsico for the Growth Fund’s fiscal year ended May 31, 2014 would not have been different from the amount actually paid by BlackRock to Marsico for the Growth Fund’s fiscal year ended May 31, 2014.

Payment of Expenses. The provisions contained in the New Subadvisory Agreement addressing allocation of expenses are identical to those contained in the Marsico Subadvisory Agreement, including the requirement that the applicable subadviser bear all expenses in connection with the performance of its services.

Limitation on Liability. The New Subadvisory Agreement provides that Janus will not be liable for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under the New Subadvisory Agreement, except in the case of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the New Subadvisory Agreement. The Marsico Subadvisory Agreement contains the same provision with respect to Marsico.

Indemnity. The New Subadvisory Agreement provides that BlackRock and Janus have agreed to indemnify and defend the other and such party’s affiliates, and their respective officers, directors, employees, agents, representatives or persons controlled by them for any loss, liability, cost, damage, or expenses arising out of any claim, demand, action, suit, or proceeding arising out of (i) conduct constituting willful misfeasance, bad faith, or gross negligence in the performance of such party’s duties or by reason of reckless disregard of such party’s obligations and duties under the New Subadvisory Agreement, or (ii) any actual or alleged material misstatement or omission in the Growth Fund’s registration statement or other document with respect to the Growth Fund sent to current or prospective investors in the Growth Fund, arising from disclosure about Janus or the Growth Fund provided by Janus. The Marsico Subadvisory Agreement contains the same provision with respect to Marsico.

Term and Continuance. If approved by shareholders of the Growth Fund, the New Subadvisory Agreement will have an initial term of two years, unless sooner terminated as set forth therein and discussed below. Thereafter, if not terminated, the New Subadvisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Corporation who are not parties to the New Subadvisory Agreement, or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by either the vote of (A) the Board or (B) a majority of the outstanding voting securities of the Growth Fund (within the meaning of the Investment Company Act). These provisions are substantially the same as the corresponding provisions in the Marsico Subadvisory Agreement, although the initial date of the Agreement differs. Unlike the Marsico Subadvisory Agreement, the New Subadvisory Agreement also provides that if the Growth Fund’s shareholders fail to approve the New Subadvisory Agreement as provided therein, Janus may continue to serve thereunder in the manner and to the extent permitted by the Investment Company Act and the rules and regulations thereunder.

Termination. The termination provisions in the New Subadvisory Agreement are similar to those in the Marsico Subadvisory Agreement. The New Subadvisory Agreement provides that it may be terminated at any time, without the payment of any penalty, either by vote of the Board or by vote a majority of the outstanding voting securities of the Growth Fund (within the meaning of the Investment Company Act). The New Subadvisory Agreement may also be terminated, without the payment of any penalty, by BlackRock: (i) upon 60 days written notice to Janus; (ii) immediately upon material breach by Janus of any of the representations, warranties and agreements set forth in the New Subadvisory Agreement; or (iii) immediately if, in the reasonable judgment of

BlackRock, Janus becomes unable to discharge its duties and obligations under the New Subadvisory Agreement, including without limitation, circumstances such as the financial insolvency of Janus. Janus may terminate the New Subadvisory Agreement at any time, without the payment of any penalty, on 90 days written notice to BlackRock and the Corporation. The Marsico Subadvisory Agreement generally provides that it may be terminated at any time, without the payment of any penalty, by BlackRock, by the Board or by the vote of a majority of the outstanding voting securities of the Growth Fund (within the meaning of the Investment Company Act), or by Marsico, on sixty (60) days written notice to the other parties.

In addition, the New Subadvisory Agreement provides that it will terminate automatically in the event of its assignment or upon termination of the Growth Fund’s investment advisory agreement. The Marsico Subadvisory Agreement similarly provides that it will terminate automatically in the event of its assignment or in the event of the assignment or termination of the Growth Fund’s investment advisory agreement.

Other Changes to the Growth Fund

At the April Board Meeting, in connection with Janus being proposed as the Growth Fund’s subadviser, the Board also received information regarding proposed changes to the Growth Fund’s name, investment process and certain investment strategies. The Board approved a name change for the Growth Fund from “Marsico Growth FDP Fund” to “FDP BlackRock Janus Growth Fund” to take effect upon the effective date of the New Subadvisory Agreement, or as soon as reasonably practicable thereafter. The Board also approved a change in the Growth Fund’s investment process and certain modifications of the Growth Fund’s investment strategy, as proposed by Janus, which would take effect upon the effective date of the New Subadvisory Agreement, or as soon as reasonably practicable thereafter. The Growth Fund currently pursues its investment objective by investing primarily in equity securities of large cap companies that are selected for their growth potential. Under Janus’ management, the Growth Fund will pursue its investment objective by investing primarily in equity securities of companies of any capitalization (from larger, well-established companies to smaller, emerging growth companies) that are selected for their growth potential. In addition, the Growth Fund’s investment process will change to reflect Janus’ investment process in managing the Growth Fund, which will differ from that used by Marsico.

Changes to the Growth Fund’s name, investment process and investment strategies do not require shareholder approval. Notice of the proposed changes will be reflected in a supplement to the Growth Fund’s current prospectus.

Board Considerations in Approving the New Subadvisory Agreement

At the April Board Meeting, BlackRock provided the Board with information about BlackRock’s search for a new subadviser for the Growth Fund and detailed reasons why it recommended that the Board appoint a new subadviser for the Growth Fund.

At the April Board Meeting, the Board, including all the Independent Directors who have no direct or indirect interest in the New Subadvisory Agreement, discussed the proposed engagement of Janus as the Growth Fund’s subadviser. Following the discussion, the Directors, including the Independent Directors, approved the engagement of Janus under the New Subadvisory Agreement, on behalf of the Growth Fund, and agreed to recommend that shareholders approve the New Subadvisory Agreement. Before approving the New Subadvisory Agreement, the Directors reviewed materials regarding Janus and its proposed portfolio management team.

Pursuant to the Investment Company Act, the Board is required to consider the initial approval of the New Subadvisory Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services to be provided to the Growth Fund by Janus, its personnel and its affiliates.

The Approval Process: At the April Board Meeting, the Board reviewed materials relating to its consideration of the New Subadvisory Agreement. The Board considered all factors it believed relevant with respect to the Corporation and the Growth Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by Janus; (b) the investment performance of similar accounts managed by Janus; (c) the subadvisory fee; (d) economies of scale; (e) potential fall-out benefits to Janus and its affiliates as a result of its relationship with the Growth Fund; (f) the policies and practices of Janus with respect to portfolio transactions for the Growth Fund; and (g) other factors deemed relevant by the Directors.

In determining whether to approve the New Subadvisory Agreement, the Board met with the relevant investment advisory personnel from Janus and received written materials provided by Janus and information about Janus, including its asset management capabilities and organization. The Board considered all information it deemed reasonably necessary to evaluate the terms of the New Subadvisory Agreement. The Board received materials in advance of the April Board Meeting relating to its consideration of the New Subadvisory Agreement, including, among other things, (a) fees and estimated expense ratios of the Growth Fund, and information about contractual expense caps for the Growth Fund; (b) information regarding Janus’s economic outlook for the Growth Fund and its general investment outlook for the markets; and (c) information outlining the legal duties of the Board under the Investment Company Act with respect to the consideration and approval of the New Subadvisory Agreement. At the April Board Meeting, BlackRock reported to the Board on its due diligence of Janus, including telephonic meetings and on-site visits to Janus’ offices. The Board also considered information regarding Janus’ compliance record.

The Board also considered other matters it deemed important to the approval process, such as direct and indirect benefits to Janus and its affiliates from their relationship with the Growth Fund and advice from independent legal counsel with respect to the approval process and materials submitted for the Board’s review. The Board noted the willingness of Janus personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Director may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by Janus

The Board, including the Independent Directors, reviewed the nature, extent and quality of services to be provided by Janus, including the investment advisory services to be provided to the Growth Fund. The Board received information concerning the investment philosophy and investment process to be used by Janus in managing the Growth Fund, as well as a description of the capabilities, personnel and services of Janus. In connection with this review, the Board considered Janus’ in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by Janus to the Growth Fund under the New Subadvisory Agreement relative to services currently provided to the Growth Fund by Marsico, noting that the nature and extent of services under the existing and new agreements were generally similar in that each of Marsico and Janus are required to provide day-to-day portfolio management services and comply with all Growth Fund policies and applicable rules and regulations. The Board noted that the standard of care applicable under the New Subadvisory Agreement was identical to that found in the Marsico Subadvisory Agreement and comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of Janus’ services to be provided to the Growth Fund was consistent with the Growth Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Directors, considered, among other factors, with respect to Janus: the number, education and experience of investment personnel generally and the Growth Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of Janus’ compensation structure with respect to the Growth Fund’s portfolio management team and Janus’ ability to attract and retain high-quality talent and create performance incentives. The Board also took into account the time and attention to be devoted by senior management of Janus to the Growth Fund. The Board also considered the business reputation of Janus and its financial resources and concluded that Janus would be able to meet any reasonably foreseeable obligation under the New Subadvisory Agreement.

B. The Investment Performance of Janus

The Board, including the Independent Directors, reviewed and considered information, including materials from Lipper, Inc., which is not affiliated with BlackRock or Janus, about the investment performance for other funds and accounts managed by Janus using the same investment processes and strategies that Janus expects to use in managing the Growth Fund.

The Board, BlackRock and Janus discussed Janus’ proposed strategy for seeking to improve the Growth Fund’s performance and Janus’ commitment to providing the resources necessary to assist the Growth Fund’s portfolio managers in seeking to improve the Growth Fund’s performance.

C. Consideration of the Subadvisory Fees and the Cost of the Services to be Provided and Profits to be Realized by Janus and its Affiliates from their Relationship with the Growth Fund

The Board reviewed and considered the contractual sub-advisory fee rate that would be payable by BlackRock to Janus for investment advisory services to the Growth Fund. The Board considered information about the services rendered by, and subadvisory fee rates payable to, Marsico with respect to the Growth Fund, and compared this to the services to be rendered by, and fee rates to be paid to, Janus with respect to the Growth Fund.

The Board noted that the subadvisory fee rate in the New Subadvisory Agreement includes breakpoints that adjust the fee rate downward as the size of the Growth Fund increases above certain contractually specified levels. The Board also noted that BlackRock will pass the benefit of the breakpoint in the proposed subadvisory fee to the shareholders of the Growth Fund pursuant to an agreement to contractually waive its investment advisory fees in an amount equal to the breakpoint in the subadvisory fee rate. This contractual waiver agreement will be in effect for the period that the contractual breakpoints set forth in the New Subadvisory Agreement are in effect, unless earlier terminated by BlackRock or the Board

The Directors considered the historical profitability information they had received with respect to the Growth Fund and noted that BlackRock’s profitability with respect to the Growth Fund would not have changed during the fiscal year ended May 31, 2014 as a result of the subadvisory fee rate proposed under the New Subadvisory Agreement.

Following consideration of this information, the Board, including the Independent Directors, concluded that the fees to be paid pursuant to the New Subadvisory Agreement were fair and reasonable in light of the services provided.

D. Economies of Scale

The Board, including the Independent Directors, considered the extent to which economies of scale might be realized as the assets of the Growth Fund increase, as well as the existence of expense caps. The Board also considered the potential for sharing economies of scale with shareholders as the Growth Fund grows, noting that Janus’ subadvisory fee rate contains a breakpoint and that BlackRock will pass the benefit of this breakpoint to the shareholders of the Growth Fund by contractually waiving its investment advisory fee in an amount equal to the breakpoint in the subadvisory fee rate set forth in the New Subadvisory Agreement.

E. Other Factors Deemed Relevant by the Directors

The Board, including the Independent Directors, also took into account other potential ancillary or “fall-out” benefits that Janus or its affiliates may derive from their respective relationships with the Growth Fund, both tangible and intangible, such as Janus’ ability to leverage its investment professionals who manage other portfolios and risk management personnel, and an increase in Janus’ profile in the investment advisory community. The Board also considered Janus’ overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that Janus may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

The Board, including the Independent Directors, concluded that these potential ancillary benefits that Janus and its affiliates could receive with regard to providing investment advisory and other services to the Growth Fund were consistent with those generally available to other subadvisers.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders would be able to redeem their Fund shares if they believe that the Growth Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Growth Fund.

Conclusion

The Board, including all of the Independent Directors, approved the proposed New Subadvisory Agreement between BlackRock and Janus, with respect to the Growth Fund, for a two-year term beginning on the effective date of the New Subadvisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the New Subadvisory Agreement were fair and reasonable and in the best interest of the Growth Fund and its shareholders. In arriving at its decision to approve the New Subadvisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Directors may have attributed different weights to the various factors considered. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination.

Information About Janus

Janus is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Janus is located at 151 Detroit Street, Denver, Colorado 80206. Janus is a

direct subsidiary of Janus Capital Group Inc. (“JCGI”), a publicly-traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation, a wholly-owned subsidiary of JCGI. As of March 31, 2015, Janus had approximately $127 billion in assets under management, and JCGI had approximately $189.7 billion in assets under management.

Set forth on Appendix B is certain information with respect to the executive officers and directors of Janus and JCGI.

No officer or Director of the Corporation is an officer, employee, director, general partner or shareholder of Janus or has any material direct or indirect interest in Janus or any other person controlling, controlled by or under common control with Janus. Since June 1, 2013, no Director of the Corporation had or has any material interest, direct or indirect, in any material transactions or in any material proposed transactions, to which Janus, or any affiliated person of Janus, was or is to be a party. During the fiscal year ended May 31, 2014, the Growth Fund paid no fees to Janus, its affiliates or affiliates thereof for services provided to the Growth Fund and paid no commissions to brokers affiliated with Janus.

Set forth on Appendix C is certain information with respect to other registered investment companies advised or subadvised by Janus that have investment objectives similar to the Growth Fund.

Required Vote

Proposal 2 will only be voted on by shareholders of the Growth Fund. Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Growth Fund as defined in the Investment Company Act. The Investment Company Act defines the vote of a majority of the outstanding voting securities of the Growth Fund to mean the affirmative vote of the lesser of (a) 67% or more of the outstanding voting securities of the Growth Fund present at the Special Meeting, if more than 50% of the outstanding voting securities of the Growth Fund are present in person or by proxy at the Special Meeting or (b) more than 50% of the outstanding voting securities of the Growth Fund.

Recommendation of the Board

The Board of Directors, including the Independent Directors, recommends that shareholders of the Growth Fund vote “FOR” Proposal 2.

ADDITIONAL INFORMATION

Investment Adviser, Principal Underwriter and Administrator

BlackRock serves as investment adviser to each of the Funds. BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock, serves as the principal underwriter of each Fund. The principal business address of each of BlackRock and BRIL is 40 East 52nd Street, New York, New York 10022. State Street Bank and Trust Company, which has its principal place of business at 100 Summer Street, Boston, Massachusetts 02110, serves as each Fund’s administrator.

Affiliated Brokerage

For the fiscal year ended May 31, 2014, the Funds paid no commissions on portfolio brokerage transactions to any broker who may be deemed to be a direct or indirect affiliated person of the Funds.

Voting Rights

The close of business on May 19, 2015 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Shareholders of the Funds may cast one vote for each share owned and a fractional vote for each fractional share owned on the Record Date.

Share and Class Information

As of the Record Date, the Funds had shares outstanding as follows:

Franklin Templeton Total Return FDP Fund

Investor A	Investor B	Investor C	Institutional
9,067,365	None	13,355,213	693,698

Invesco Value FDP Fund

Investor A	Investor B	Investor C	Institutional
3,667,006	None	5,722,231	351,702

Marsico Growth FDP Fund

Investor A	Investor B	Investor C	Institutional
3,546,563	None	5,835,449	336,593

MFS Research International FDP Fund

Investor A	Investor B	Investor C	Institutional
5,446,673	None	8,554,587	494,710

Ownership Information

Set forth on Appendix D are persons who, to the knowledge of the Funds, owned beneficially or of record more than five percent of any Fund’s outstanding shares as of the Record Date.

Expenses and Methods of Proxy Solicitation

The total expenses of preparing, printing and mailing the proxy materials, and soliciting and tabulating proxies are estimated to be approximately $621,000. These expenses will be borne by the Funds. These expenses will be allocated among the Funds on the basis of their respective net assets, except when direct expenses can reasonably be attributed to one or more particular Funds.

BlackRock has retained Computershare Fund Services (“Computershare”), located at 280 Oser Avenue, Hauppauge, New York 11788, a professional proxy solicitation firm, to assist with the solicitation of proxies at an aggregate cost of approximately $175,000. Representatives of BlackRock and its affiliates and other representatives of the Funds may also solicit proxies. Questions about the Proposals should be directed to Computershare at 866-704-4427.

Quorum and Special Meeting

A quorum of shareholders is required to take action at the Special Meeting. For each Fund, one-third of all votes entitled to be cast for a Proposal, present in person or by proxy, constitutes a quorum. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting.

If, by the time scheduled for the Special Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on any Proposal are not received from the shareholders, the Special Meeting may be adjourned by the chairman of the Special Meeting to permit further solicitations of proxies from shareholders and to reconvene at the same or some other place.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Special Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted in accordance with the recommendation of the Board “FOR” approval of the Proposal(s).

Broker Non-Votes and Abstentions

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Special Meeting. Shares held of record by broker-dealers as to which such authority has been granted shall be counted as present for purposes of determining whether the necessary quorum of shareholders of a Fund exists. Broker-dealer firms will not be permitted to grant voting authority with respect to shares for which no instructions have been received. Shares represented by proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Accordingly, abstentions and broker non-votes will have the same effect as a vote against a Proposal.

If you are a beneficial owner of a Fund’s shares held in street name (that is, if you hold your shares through a bank, broker or other financial institution), you may instruct your bank, broker or other financial institution of record how to vote your shares in one of four ways:

Voting via the Internet. You may vote by proxy via the Internet by following the instructions on the voting instruction form(s) provided by your broker, bank or other financial institution of record. Prior to logging on, you should read this Proxy Statement and have your voting instruction form(s) at hand.

Voting by Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form(s) provided by your broker, bank or other financial institution of record and following the automated touchtone voting directions. Prior to calling, you should read this Proxy Statement and have your voting instruction form(s) at hand.

Voting by Mail. If you received printed copies of this Proxy Statement by mail, you may vote by proxy by filling out the voting instruction form(s) provided by your broker, bank or other financial institution of record and sending it back in the postage paid envelope provided.

Voting in Person. You must request and obtain a legal proxy from the broker, bank or other financial institution of record that holds your shares if you wish to attend the Special Meeting and vote in person. A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing their bank, broker or other financial institution of record to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Shareholder Reports

Each Fund will furnish, without charge, a copy of its annual report for the most recent calendar year and a copy of its most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Such requests should be directed to the applicable Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling toll free at 1-800-441-7762. Copies of the Funds’ annual and semi-annual reports are also available on BlackRock’s website at www.blackrock.com/prospectus.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions as to how to request a separate copy of these documents, or a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Shareholder Meetings

The Corporation generally is not required to hold annual meetings of shareholders, and the Corporation currently does not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the Investment Company Act or the Corporation’s charter documents. The Bylaws of the Corporation generally provide that a shareholder meeting may be called by a majority of the Directors, the President or on the written request of at least a majority of the outstanding shares of the Corporation entitled to vote at the meeting.

Shareholder Proposals

Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Fund within a reasonable time before the Board’s solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund within a reasonable period of time before the Board’s solicitation relating to such meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Fund, Attention: Benjamin Archibald, at 40 East 52nd Street, New York, New York 10022.

By Order of the Board of Directors of the Corporation,

Benjamin Archibald

Secretary

May 26, 2015

Appendix A

FORM OF NEW SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT ENTERED INTO BETWEEN

BLACKROCK ADVISORS, LLC

AND

JANUS CAPITAL MANAGEMENT LLC

This Subadvisory Agreement (the “Agreement”) is entered into as of [                    ], 2015, by and between BlackRock Advisors, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the “Adviser”), and Janus Capital Management LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the “Subadviser”).

WHEREAS, the Adviser and FDP Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and organized as a corporation under the laws of the State of Maryland (the “Corporation”), have entered into an Investment Advisory and Management Agreement dated September 29, 2006 (the “Investment Advisory Agreement”);

WHEREAS, pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide investment management and advisory services to FDP Series, Inc. which consists of multiple series, including FDP BlackRock Janus Growth Fund (formerly, the Marsico Growth FDP Fund) (the “Fund”);

WHEREAS, the Investment Advisory Agreement authorizes the Adviser to, from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more subadvisers to perform investment advisory services with respect to the Fund;

WHEREAS, the Corporation’s Board of Directors (the “Board”), including a majority of those directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, has duly consented to and approved the engagement of the Subadviser to furnish investment information, services and advice to assist the Adviser in carrying out its responsibilities under the Investment Advisory Agreement; and

WHEREAS, the Adviser desires to retain the Subadviser to render investment advisory services to the Adviser and the Fund in the manner and on the terms set out in this Agreement, and the Subadviser desires to provide such services.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Adviser and the Subadviser agree as follows:

1.	Investment Description; Appointment

(a) Investment Description. The Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus and statement of additional information (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Corporation’s Registration Statement on Form N-1A, as it may be periodically amended or supplemented from time to time (the “Registration Statement”). The Adviser agrees to provide copies of all amendments and supplements to the current Prospectus, and copies of any procedures adopted by the Board that are applicable to the Fund and any amendments to those procedures (the “Board Procedures”), to the Subadviser on an on-going basis. In addition, the Adviser will furnish the Subadviser with a copy of (a) the Corporation’s Charter and By-Laws, as each may be amended form time to time (the “Governing Documents”), (b) any financial statement or report prepared for the Fund with respect to the Fund by a registered independent public accounting firm, and (c) any financial statements or reports made by the Fund to shareholders or to any state or federal regulatory agency.

(b) Appointment of Subadviser. The Adviser hereby engages the services of the Subadviser in connection with the investment and reinvestment of the Fund’s assets. Pursuant to this Agreement and subject to the oversight and supervision by the Adviser and the Board, the Subadviser will manage the investment and reinvestment of the Fund’s assets. Subject to the terms and conditions of this Agreement, the Subadviser hereby accepts the engagement by the Adviser in the foregoing capacity and agrees, at the Subadviser’s own expense, to render the services set out in this Agreement and to provide the office space, furnishings, equipment, and personnel required by the Subadviser to perform these services on the terms and for the compensation provided in this Agreement. Except as specified in this Agreement, the Subadviser agrees that it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of both the Fund and the Adviser.

2.	Services as Subadviser

Subject to the supervision, direction and approval of the Adviser and the Board, the Subadviser will conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. The Subadviser shall: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund and shall provide standing instructions to the Fund’s custodian to automatically invest any uninvested cash assets in cash equivalent investments available to the custodian on a daily basis, unless the Adviser requests in writing that the Subadviser manage the uninvested cash; (d) provide reasonable assistance to the Adviser with respect to the pricing of Fund securities at such time and in such manner as the Adviser and Subadviser will mutually agree upon from time to time; (e) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Subadviser’s management of the assets of the Fund (in such respect, and only for this limited purpose, the Subadviser will act as the Adviser’s and the Fund’s agent and attorney-in-fact); and (f) employ professional portfolio managers and securities analysts who provide research services to the Fund. Notwithstanding Section 2(d) above, the Adviser acknowledges that the Fund’s designated pricing agent, and not the Subadviser, is responsible for providing valuation of the assets in the Fund, and any additional information provided by the Subadviser shall be supplemental information to assist the Fund and its pricing agent to meet the Fund’s fair valuation obligations. The Subadviser will in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition:

i.	The Subadviser will furnish the Adviser routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund, discuss the management of the Fund with, and provide such access to its personnel and operations as may be reasonably requested by the Adviser and/or the Board from time to time in connection with its provision of services to the Fund.

ii.	The Subadviser will maintain and preserve the records specified in Section 15 of this Agreement and any other records related to the Fund’s transactions or its management of the Fund as are required of a subadviser under any applicable state or federal securities law or regulation including: the 1940 Act, the Securities Exchange Act of 1934, as amended, (the “1934 Act”), and the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser and the Fund will maintain and preserve all other books and records for the Fund as required under such rules. Subject to the confidentiality provisions herein, the Subadviser will furnish to the Adviser all information relating to the Subadviser’s services under this Agreement reasonably requested by the Adviser within a reasonable period of time after the Adviser makes such request.

iii.	The Subadviser will comply with all applicable Board Procedures that are provided to the Subadviser by the Adviser or the Fund. The Subadviser shall notify the Adviser promptly upon detection of any breach of the 1940 Act, Subchapter M of the Internal Revenue Code, Board Procedures, the Registration Statement, of any known violation of any other applicable law or regulation relating to the Fund and of any error in connection with its management of the Fund, including trade errors. The Subadviser shall also notify the Adviser promptly upon detection of any material violations of the Subadviser’s own compliance policies and procedures that relate to (1) its management of the Fund, or (2) its activities as investment adviser generally to the extent such violation could be considered material to the Fund. Notwithstanding Sections 4 and 17, the Subadviser will reimburse the Fund for costs incurred arising out of or resulting from any such violation or error.

iv.	The Subadviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and will institute and enforce procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which policies and procedures it will provide to the Adviser and the Fund upon any reasonable request. The Subadviser shall assure that all reporting required of a subadviser under the 1934 Act in connection with portfolio securities of the Fund, shall be made in a timely manner.

v.

The Subadviser will manage the investment and reinvestment of the assets of the Fund in a manner consistent with the Fund’s investment objectives and policies as stated in the Prospectus. The Subadviser also will manage the investments of the Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements) contained in the 1940 Act and the rules and regulations under the 1940 Act, any SEC no-action letter or order applicable to the Fund, the Governing Documents, and any applicable law or regulation, including the gross income and diversification requirements set forth in Section 851(b)(2) and 851(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”). The Adviser will provide Subadviser with copies of any such SEC no-action letter or order. The Adviser shall perform quarterly and annual tax compliance tests with respect to the Fund’s compliance with the diversification requirements of Subchapter M of the Code, and promptly furnish reports of such tests to the Subadviser after each quarter end to ensure that the Fund is in compliance with the Code. The Subadviser shall take prompt action in response to any notification from the

Adviser of any potential non-compliance with either the Adviser’s internal guidelines or the diversification requirements of the Code to ensure that the Fund complies with such Code diversification requirements.

vi.	The Subadviser agrees to perform its duties hereunder in compliance with the Fund’s policies and procedures adopted pursuant to Rule 38a-1 of the 1940 Act and the Subadviser’s duties and obligations under Rule 206(4)-7 of the Advisers Act, including providing the Chief Compliance Officer and/or board of directors of FDP Series, Inc. with such information, reports and certifications as they may reasonably request.

vii.	The Subadviser shall, in a prudent and diligent manner, vote proxies relating to the Fund’s portfolio securities in the best interests of the Fund and its shareholders in connection with any matters submitted to a vote of shareholders in compliance with Subadviser’s proxy voting policies and procedures. The Subadviser will provide the Adviser with a report of all proxy votes made on behalf of the Fund in a timely matter so as to permit the Adviser to timely comply with the reporting requirements under the 1940 Act. The Subadviser shall be responsible for exercising any other applicable rights of security holders in corporate actions or otherwise, except the Subadviser shall have no responsibility for class action elections related to the Fund’s securities. The Subadviser will promptly forward to the Adviser any class action materials it receives.

viii.	The Subadviser shall not acquire on behalf of the Fund any equity securities registered under Section 12 of the 1934 Act with the purpose or effect, at the time of such acquisition, of changing or influencing control of the issuer of the securities or in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the 1934 Act. For purposes of all applicable filing requirements under the 1934 Act, including without limitation Sections 13(d) and (g), and other laws, the Subadviser shall be deemed to have sole investment discretion with respect to all securities held in the Fund. If any investments made by the Subadviser on behalf of the Fund are required to be disclosed in any other reports to be filed by the Subadviser with any governmental or self-regulatory agency or organization or exchange (other than reports required under Section 13 of the 1934 Act), the Subadviser shall provide the Adviser with prompt written notice thereof, setting forth in reasonable detail the nature of the report and the investments of the Fund to be reported.

3.	Information and Reports

a. The Subadviser will keep the Fund and the Adviser promptly informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund, including but not limited to any changes in the portfolio manager or managers assigned to the Fund’s account and any changes to the ownership of the Subadviser. In this regard, the Subadviser will provide the Fund, the Adviser, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. Additionally, prior to each Board meeting, as the Adviser shall reasonably request, the Subadviser will provide the Adviser and the Board with reports regarding the Subadviser’s management of the Fund during the most recently completed quarter, to include written certifications that the Subadviser’s management of the Fund is in compliance with the Fund’s investment objectives and practices, the 1940 Act and applicable rules and regulations under the 1940 Act, and (subject to Section 2(v) above) the diversification requirements of Subchapter M of the Code (subject to Section 2(v) above), and otherwise in such form as may be mutually agreed upon by the Subadviser and the Adviser. The Subadviser also will certify quarterly to the Fund and the Adviser that it has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics, and will report any material changes in its Code of Ethics. Annually, the Subadviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Adviser. The Subadviser also will notify and forward promptly to the Fund and the Adviser any communications or information it may receive with respect to claims against or involving the Fund or corporate actions relating to the Fund. It shall be the sole responsibility of the Fund, Adviser, or custodian (and not of the Subadviser) to process and file any claim forms relating to any litigation by or on behalf of the Fund.

b. Each party to this Agreement agrees to provide promptly to the other party a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person of the Adviser or the Subadviser, as the case may be, specifically identifying those affiliated persons that are either (a) publicly traded companies; (b) broker-dealers or underwriters; or (c) investment advisers. Each of the Adviser and the Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any change that should be made to such list.

c. The Subadviser also will provide the Adviser and/or the Board with any information reasonably requested regarding its management of the Fund required for any shareholder report, Registration Statement, or Prospectus supplement to be filed by FDP Series, Inc. with the SEC or in connection with a meeting of the Board. The Subadviser will promptly inform the Fund and the Adviser if any information in the Prospectus or SAI relating to the Subadviser or its duties and obligations under this Agreement is (or will become) inaccurate or incomplete.

d. The Subadviser represents that it has procured and will maintain directors and officers/errors and omissions liability insurance coverage for itself and its subsidiaries in such reasonable amount as the Subadviser deems prudent and a joint insured fidelity bond that meets the requirements of Rule 17g-1 of the 1940 Act, and from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. In no event shall the Subadviser’s errors and omissions insurance coverage be less than $10 million or the Subadviser’s fidelity insurance coverage be less than $10 million. The Subadviser shall provide prior written notice to the Adviser (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any claims will be made on its insurance policies that are material and require public disclosure. Furthermore, it shall upon request provide to the Adviser any information the Adviser may reasonably require concerning the amount of or scope of such insurance.

4.	Standard of Care

The Subadviser will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

5.	Subadviser’s Duties Regarding Fund Transactions

a. Placement of Orders. (i) The Subadviser will take all actions that it considers necessary to implement the investment policies of the Fund, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers the Subadviser, in its sole discretion, selects. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Subadviser is directed at all times to seek to obtain best execution pursuant to Subadviser’s best execution policy, subject to provisions (b), (c) and (d) of this Section 5. Subadviser shall provide the Adviser with a copy of Subadviser’s best execution policy at least annually, and shall promptly provide Adviser with any material changes to the policy. (ii) The Subadviser shall advise the Fund’s custodian and accounting agent on a prompt basis of each purchase and sale of a portfolio security or other financial instrument specifying the name of the issuer or counterparty, the description, terms and amount of shares or principal amount of the security or other financial instrument purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer and such other information as may reasonably be required, including information related to any corporate action relevant to the investments of the Fund. The Subadviser shall arrange for the transmission to the Fund’s custodian, Adviser and accounting agent on a daily basis such confirmation, trade tickets, and other documents and information as may be reasonably necessary to enable the custodian, Adviser and accounting agent to perform their administrative, recordkeeping and other responsibilities with respect to the Fund.

b. Selection of Brokers and Dealers. Subject to the requirements of Section 28(e) of the 1934 Act, in the selection of brokers and dealers to execute portfolio transactions, the Subadviser is permitted to consider not only the available prices and rates of brokerage commissions/spreads, but also other relevant factors, which could include, without limitation: the execution capabilities of the brokers and dealers; the research and other services provided by the brokers and dealers that the Subadviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Subadviser may pay those brokers and dealers who provide brokerage and research services to the Subadviser a higher commission than that charged by other brokers and dealers if the Subadviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the broker or dealer in terms of either the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Subadviser advises. The execution of such transactions pursuant to this section 5(b) would not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

c. Soft Dollar Arrangements. Pursuant to the authorization that has been granted by the Fund pursuant to which the Subadviser may maintain “soft dollar” arrangements with respect to the Fund, the Subadviser will, on an ongoing basis, but not less often than annually, identify and provide a written description to the Board and the Adviser of all “soft dollar” arrangements that the Subadviser maintains with respect to the Fund or with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Subadviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer. If the Subadviser in its sole discretion ever decides to terminate soft dollar arrangements for similar client accounts, then thereafter, the Subadviser will promptly inform the Fund of such decision and, upon the Fund’s reasonable written request, the Subadviser will, to the extent reasonably practicable, terminate within a reasonable time any “soft dollar” arrangements it has established with respect to the Fund.

d. Aggregated Transactions. The Subadviser acknowledges and agrees that, subject to the 1940 Act and the Advisers Act and consistent with its fiduciary duties to the Fund and with its internal policies and procedures regarding fairly and equitably allocating investment opportunities among its clients, the Subadviser is authorized and permitted in its discretion to aggregate or bunch orders for the Fund with similar orders for other Subadviser clients, and/or to execute single or bunched orders as “block” transactions, which may be subject to different trading or regulatory treatment than those applicable to smaller “non-block” transactions, and where applicable, to allocate such bunched or block orders among accounts following execution.

6.	Compensation

For its services, the Adviser pays the Subadviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund at the annual rate of 0.40% of the Fund’s average daily net assets on the first $200 million of the average daily value of the net assets of the Fund and 0.35% thereafter, commencing on the day following effectiveness hereof. For purposes of this calculation, average daily net assets are determined by the Fund at the end of each month on the basis of the average net assets of the Fund for each day during the month. The Subadviser will have no right to obtain compensation directly from the Fund for services provided under this Agreement and agrees to look solely to the Adviser for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Subadviser, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Prospectus, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

7.	Expenses

The Subadviser will bear all expenses (excluding expenses to be borne by the Fund as described in the following sentence) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund’s directors who are not “interested persons” of the Fund; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund’s shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements to these documents; (xii) expenses of printing and mailing prospectuses and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or in which the Fund has a claim and legal obligations that the Fund may have to indemnify the Fund’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings.

8.	Services to Other Companies or Accounts

The Adviser understands that the Subadviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including any offshore entities or private accounts. The Adviser has no objection to the Subadviser and its affiliates so acting, provided, that, whenever the Fund and one or more other investment companies or accounts managed or advised by the Subadviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula reasonably believed to be equitable to each such company and account. The Adviser represents that the Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund and/or the price obtained for the purchase or sale of securities by the Fund. The Adviser represents that the Fund also understands that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Subadviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement.

9.	Affiliated Brokers

The Subadviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution within the policy guidelines determined by the Board and set out in the Fund’s current prospectus; (b) the provisions of the 1940 Act and the Advisers Act; (c) the provisions of the 1934 Act, including, but not limited to, Section 11(a) thereof; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

10.	Custody

The Subadviser will not take custody of or receive physical possession or physical control of cash, securities, or other investments of the Fund.

11.	Term of Agreement; Termination of Agreement; Amendment of Agreement

(a) Term. This Agreement is effective as of the date first written above, provided that this Agreement shall not take effect unless it has first been approved (i) by the vote of a majority of those Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the Fund’s outstanding voting securities (within the meaning of the 1940 Act), unless the Adviser has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Fund’s outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its date of execution. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by either the vote of (A) the Board or (B) a majority of the outstanding voting securities of the Fund (within the meaning of the 1940 Act); provided further, that if the Fund’s shareholders fail to approve this Agreement as provided herein, the Subadviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b) Termination. Notwithstanding paragraph 11(a), this Agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Fund. This Agreement may also be terminated, without the payment of any penalty, by the Adviser: (i) upon 60 days written notice to the Subadviser; (ii) immediately upon material breach by the Subadviser of any of the representations, warranties and agreements set forth in this Agreement; or (iii) immediately if, in the reasonable judgment of the Adviser, the Subadviser becomes unable to discharge its duties and obligations under this Agreement, including without limitation, circumstances such as financial insolvency of the Subadviser. The Subadviser may terminate this Agreement at any time, without the payment of any penalty, on 90 days written notice to Adviser and the Corporation. This Agreement will terminate automatically in the event of its assignment or upon termination of the Investment Advisory Agreement, as it relates to the Fund.

(c) Amendment. This Agreement may be materially amended by the parties only if the amendment is specifically approved by: (i) a majority of those directors who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of outstanding shares of the Fund (except in the case of clause (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

12.	Representations and Covenants of the Adviser

The Adviser represents and covenants to the Subadviser as follows:

a. It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as the business is now being conducted.

b. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary actions and by the Board of the Fund, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

c. It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

d. It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met by the Adviser in order to perform the services contemplated by this Agreement.

e. It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered and licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so licensed, and (iii) will promptly notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

f. It acknowledges that it has received a copy of the Subadviser’s Form ADV prior to or at the time of the execution of this Agreement and has delivered a copy of the same to the Fund.

g. The Fund is, or will be prior to commencing operations, registered as an open-end management investment company under the 1940 Act and the Fund’s shares are (or will be prior to commencing operations) registered under the Securities Act of 1933 and under any applicable state securities laws.

13.	Representations and Covenants of the Subadviser

The Subadviser represents and covenants to the Adviser as follows:

a. It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as this business is now being conducted.

b. The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Subadviser.

c. It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

d. It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

e. It is registered with the SEC as an investment adviser under the Advisers Act, is registered or licensed as an investment adviser under the laws of jurisdictions in which its activities require it to be so registered or licensed, and will promptly notify the Adviser and the Fund of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

f. It has provided the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and will, (i) promptly after making any material amendment to Part 2A or 2B of its Form ADV, furnish a copy of such amendments to the Adviser , and (ii) at least annually, within 120 days after the Subadviser’s fiscal year end and without charge, furnish the Adviser with a copy of any amendment to Part 2A of the Subadviser’s Form ADV reflecting material changes, if any, made since the last annual updating amendment, as required by the Advisers Act. The information contained in the Subadviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

g. It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective(s), policies, and restrictions, as set out in the Prospectus and SAI, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund or the Adviser will promptly notify the Subadviser in writing of changes to (ii) or (iii) above.

h. It is not to the best of its knowledge the subject of any proceeding, investigation or inquiry brought by the SEC, the Financial Industry Regulatory Authority (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

14.	Cooperation with Regulatory Authorities or Other Actions

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

15.	Records.

a. Maintenance of Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Subadviser’s duties and obligations under this Agreement for the Fund (the “Fund’s Books and Records”). The Adviser acknowledges that the Subadviser is not the compliance agent for the Fund or for the Adviser, and is responsible for maintaining the Fund’s Books and Records only with respect to the Subadviser’s duties and obligations to the Fund under this Agreement.

b. Ownership of Records. The Subadviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Fund or the Adviser the Fund’s Books and Records upon the request of the Fund or the Adviser; provided, however, that the Subadviser may retain copies of the records at its own cost. The Fund’s Books and Records will be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Adviser or their respective authorized representatives will have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Fund or the Adviser. The Subadviser agrees that any policies and procedures it has established for managing the investment and reinvestment of the Fund’s assets, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management of the investment and reinvestment of the Fund’s assets, will be made available for inspection by the Fund, the Adviser or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

16.	Confidentiality

a. Non-Disclosure by Subadviser. The Subadviser agrees that the Subadviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund or the Adviser and will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever, except as authorized in this Agreement or specifically by the Adviser or the Fund, or if this disclosure or use is required by federal or state regulatory authorities or by a court, or is required in connection with the performance by the Subadviser of its duties and obligations to the Fund under this Agreement.

b. Nondisclosure by Adviser. The Adviser agrees that the Adviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Subadviser and will not disclose or use any records or confidential information obtained pursuant to this Agreement or any other agreement between the Adviser and the Subadviser in any manner whatsoever, except as authorized in this Agreement or specifically by the Subadviser, or if this disclosure or use is required by federal or state regulatory authorities or by a court, or is required in connection with the performance by the Adviser of its duties and obligations to the Fund under this Agreement.

c. Nondisclosure Exceptions. Paragraphs (a) and (b) above shall not apply to information that (i) is already publicly available; (ii) became known to either party from a source other than the other party, and without a known breach of an obligation of confidentiality owed to the other party; (iii) is independently developed by either party without reference to the information required by this Agreement to be treated confidentially; and/or (iv) is used by either party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement. In addition, the Subadviser may disclose the investment performance of the Fund; provided that the disclosure does not reveal the identity of the Adviser or the Fund. The Subadviser may also disclose that the Adviser and the Fund are the Subadviser’s clients, provided that the disclosure does not reveal the investment performance or the composition of the Fund.

17.	Limitation of Liability; Indemnification

a. Limitation of Liability. Except as provided in this Agreement and as may otherwise be provided by the 1940 Act or other federal securities laws, the Adviser and its respective officers, directors, employees, agents, representatives or persons controlled by them (collectively, the “Related Parties”) on the one hand, and the Subadviser and the Subadviser’s Related Parties on the other hand, will not be liable to each other, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except that the Adviser, the Subadviser and any respective Related Party will be so liable by reason of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. The Subadviser will not be liable to the Adviser, the Fund or any shareholder of the Fund for the actions or omissions of any third party service provider selected by the Adviser to whom the Adviser delegates authority to act on behalf of the Fund. The Adviser acknowledges that the Subadviser does not warrant that the investment performance of the Fund will match the performance of any index or other benchmark, such as any other account managed by Subadviser.

b. Subadviser Indemnity to the Adviser. The Subadviser agrees to indemnify and defend the Adviser, the Adviser’s Related Parties, or any affiliate of the Adviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorney’s fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Subadviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in the Registration Statement with respect to the Fund, any proxy statement, or communication to current or prospective investors in the Fund arising from disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser.

c. Adviser Indemnity to Subadviser. The Adviser agrees to indemnify and defend the Subadviser, the Subadviser’s Related Parties, or any affiliate of the Subadviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorney’s fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Adviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in the Registration Statement with respect to the Fund, any proxy statement, or other communication to current or prospective investors in the Fund (other than a misstatement or omission arising from disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser).

d. Indemnification Procedures. Promptly after receipt of notice of the commencement of any action by a party seeking to be indemnified under this Section 17 (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 17 (the “Indemnifying Party”), notify the Indemnifying Party in writing of the commencement thereof; provided, however, that the omission to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under the provisions of this Agreement, and will relieve it from liability under this Agreement only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action. In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party will be entitled to participate in any such action and, to the extent that it will wish, participate jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party will not be liable to such Indemnified Party under this Agreement for any legal expense of the other counsel subsequently incurred without the Indemnifying Party’s consent. The Indemnified Party will cooperate in the defense or settlement of claims so assumed. The Indemnifying Party will not be liable under this Agreement for the settlement by the Indemnified Party for any claim or demand unless the Indemnifying Party has previously approved the settlement in writing or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that any proceeding involving the Indemnifying Party will be commenced by the Indemnified Party in connection with the Agreement, or the transactions contemplated under this Agreement, and such proceeding will be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party will be liable to the Indemnifying Party for any reasonable attorney’s fees and direct costs relating to such proceedings. The indemnifications provided in this Section 17 will survive the termination of this Agreement.

18.	Survival

Sections 6, 12, 14, 15, 16, 17, 19 and 20, shall survive the termination of this Agreement.

19.	Use of BlackRock Names

The Subadviser acknowledges and agrees that the names “BlackRock” and BlackRock Advisors, LLC, and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Corporation, has the right to use such names, abbreviations and logos; and that the Subadviser shall use the names “BlackRock,” BlackRock Advisors, LLC, and associated abbreviations and logos, only in connection with the Subadviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Subadviser agrees to obtain prior written approval from the Adviser before using or referring to “BlackRock Funds” and the Adviser, or the Fund or any abbreviations or logos associated with those names.

20.	Use of Subadviser Name

The Adviser and the Corporation are authorized to publish and distribute information regarding the provision of sub-investment advisory services by the Subadviser pursuant to this Agreement or as required by federal securities laws. The Adviser and the Corporation may use the name of the Subadviser, or any trade name, trademark, trade device, service mark, symbol or logo of the Subadviser, in advertising, publicity or otherwise in connection with the provision of sub-investment advisory services by the Subadviser pursuant to this Agreement, without the prior written consent of the Subadviser, provided such use will be consistent with and/or in a form substantially similar in all material respects to materials previously provided to the Subadviser; provided, that the Adviser may use the name of the Subadviser, or any trade name, trademark, trade device, service mark, symbol or logo of the Subadviser in connection with any materials filed with the SEC or Fund fact sheets produced by Adviser without the prior written consent of Subadviser. Such use may not be sublicensed or assigned. The Adviser and the Corporation shall follow any use guidelines and requirements reasonably imposed by the Subadviser and upon termination of this Agreement, the Adviser and the Corporation must promptly cease use of any trade name, trademark, trade device, service mark, symbol or logo of the Subadviser, except as required by law or regulation. In addition, the Adviser may distribute information regarding the provision of sub-investment advisory services by the Subadviser to the Board without the prior written consent of the Subadviser.

21.	Limitation on Consultation

In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser will not consult with any other subadviser to the Fund or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets, except to the extent necessary to ensure the Fund’s compliance with the requirements of Rule 12d3-1(a) and (b) under the 1940 Act.

22.	Governing Law

This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

23.	Severability

If any provision of this Agreement will be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

24.	Definitions

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

25.	Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

BlackRock Advisors, LLC	Janus Capital Management LLC

By:	By:

Name:	Name:

Title:	Title:

Appendix B

Executive Officers and Directors of Janus Capital Management LLC and Janus Capital Group Inc.

Name and Address*	Position(s) with Janus and Principal Occupations

Richard M. Weil	Chief Executive Officer, Director**

Bruce Koepfgen	President

Jennifer McPeek	Chief Financial Officer

Enrique Chang	Chief Investment Officer, Equities and Asset Allocation

Gibson Smith	Chief Investment Officer, Fixed Income

George Samuel Batejan	Executive Vice President and Global Head Of Technology and Operations

Augustus Cheh	Executive Vice President

Heidi W. Hardin	Senior Vice President, General Counsel and Secretary

David Kowalski	Senior Vice President of Compliance, Chief Compliance Officer

Glenn S. Schafer	Chairman of the Board**

G. Andrew Cox	Independent Director**

Eugene Flood Jr.	Independent Director**

Deborah R. Gatzek	Independent Director**

Glenn S. Schafer	Independent Director**

Billie I. Williamson	Independent Director**

Timothy K. Armour	Independent Director**

Jeffrey J. Diermeier	Independent Director**

J. Richard Fredericks	Independent Director**

Lawrence E. Kochard	Independent Director**

Seiji Inagaki	Independent Director**

*	The address of each officer and director is 151 Detroit Street, Denver, Colorado 80206.
**	Janus Capital Group Inc. Board of Directors.

B-1

Appendix C

Funds Advised by Janus Capital Management LLC and Fee Schedules

The following table lists certain information regarding funds to which Janus provides investment advisory services.

Vehicle	Fund	Account Assets Managed by Janus*	Management Fee Paid to Janus **
Proprietary Mutual Fund	Janus Research Fund	$4.5 billion	52bps†

Sub-Advised Portfolio***	Undisclosed VA Platform Account #1	Less than $100 million	First $100mm: 55bps; Next $100mm: 42bps; Over $200mm: 40bps

Sub-Advised Portfolio***	Undisclosed VA Platform Account #2	Less than $100 million	First $100mm: 55bps; Next $100mm: 42bps; Over $200mm: 40bps

Sub-Advised Portfolio***	Undisclosed VA Platform Account #3	Less than $100 million	First $100mm: 55bps; Next $100mm: 42bps; Over $200mm: 40bps

Sub-Advised Portfolio***	Undisclosed VA Platform Account #4	Less than $100 million	First $100mm: 55bps; Next $100mm: 42bps; Over $200mm: 40bps

Sub-Advised Portfolio***	Undisclosed VA Platform Account #5	Less than $200 million	First $100mm: 55bps; Next $100mm: 42bps; Over $200mm: 40bps

*	Assets only available to be released in a range for non-proprietary mutual fund vehicles. Please note that Janus policy prevents disclosure of client names together with assets, so we have provided an approximate range figure instead.
**	Fees for separate account and sub-advised accounts reflect standard fee schedules for those vehicles. Certain accounts may have a different fee schedule based on a number of factors which may include the number of accounts under management by Janus and/or its subsidiaries and early adopter status of clients in new strategies. Janus typically treats similarly situated clients (meaning of the same client type, domiciled in the same country, with a similar sized asset portfolio which is invested in the same investment vehicle and is managed as a component of the same composite strategy) the same and seeks to offer the most competitive pricing to our clients based on these factors.
†	The Janus Research Fund pays an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Additional details are included in the Fund’s prospectus.
***	Denotes multi-manager fund. Assets reflect the Janus-managed portion. Assets are aggregated with other accounts for purposes of calculating the management fee.

C-1

Appendix D

5% Share Ownership

As of the Record Date, to the best of the Corporation’s knowledge, the following entities owned beneficially or of record 5% or more of the noted class of a Fund’s shares.

Franklin Templeton Total Return FDP Fund

Name	Address	Percentage and Class
*MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED	4800 East Deer Lake Drive Jacksonville FL 32246-6484	100.00% of Investor A

*MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED	4800 East Deer Lake Drive Jacksonville FL 32246-6484	100.00% of Investor C

*MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED	4800 East Deer Lake Drive Jacksonville FL 32246-6484	100.00% of Institutional

Invesco Value FDP Fund

Name	Address	Percentage and Class
*MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED	4800 East Deer Lake Drive Jacksonville FL 32246-6484	100.00% of Investor A

*MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED	4800 East Deer Lake Drive Jacksonville FL 32246-6484	100.00% of Investor C

*MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED	4800 East Deer Lake Drive Jacksonville FL 32246-6484	100.00% of Institutional

Marsico Growth FDP Fund

Name	Address	Percentage and Class

*MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED	4800 East Deer Lake Drive Jacksonville FL 32246-6484	100.00% of Investor A

*MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED	4800 East Deer Lake Drive Jacksonville FL 32246-6484	100.00% of Investor C

*MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED	4800 East Deer Lake Drive Jacksonville FL 32246-6484	100.00% of Institutional

D-1

MFS Research International FDP Fund

Name	Address	Percentage and Class

*MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED	4800 East Deer Lake Drive Jacksonville FL 32246-6484	100.00% of Investor A

*MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED	4800 East Deer Lake Drive Jacksonville FL 32246-6484	99.99% of Investor C

*MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED	4800 East Deer Lake Drive Jacksonville FL 32246-6484	100.00% of Institutional

*	Record holder that does not beneficially hold the shares.

D-2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	MARSICO GROWTH FDP FUND (the “Fund”)	PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2015
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Fund held of record by the undersigned on May 19, 2015 at the special meeting of shareholders of the Fund to be held at 1 University Square Drive, Princeton, New Jersey 08540, on July 17, 2015 at 3:00 p.m., or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date MGF_26697_043015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on July 17, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-26697

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

		FOR	AGAINST	ABSTAIN
1.	To approve the use of a manager of managers structure with respect to the Fund.	☐	☐	☐

2.	To approve a new subadvisory agreement between BlackRock Advisors, LLC and Janus Capital Management LLC with respect to the Fund.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

MGF_26697_043015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	MFS RESEARCH INTERNATIONAL FDP FUND (the “Fund”)	PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2015
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Fund held of record by the undersigned on May 19, 2015 at the special meeting of shareholders of the Fund to be held at 1 University Square Drive, Princeton, New Jersey 08540, on July 17, 2015 at 3:00 p.m., or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date MFS_26697_043015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on July 17, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-26697

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

		FOR	AGAINST	ABSTAIN
1.	To approve the use of a manager of managers structure with respect to the Fund.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

MFS_26697_043015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	INVESCO VALUE FDP FUND (the “Fund”)	PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2015
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Fund held of record by the undersigned on May 19, 2015 at the special meeting of shareholders of the Fund to be held at 1 University Square Drive, Princeton, New Jersey 08540, on July 17, 2015 at 3:00 p.m., or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date IVF_26697_043015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on July 17, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-26697

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

		FOR	AGAINST	ABSTAIN
1.	To approve the use of a manager of managers structure with respect to the Fund.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

IVF_26697_043015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	FRANKLIN TEMPLETON TOTAL RETURN FDP FUND (the “Fund”)	PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2015
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Fund held of record by the undersigned on May 19, 2015 at the special meeting of shareholders of the Fund to be held at 1 University Square Drive, Princeton, New Jersey 08540, on July 17, 2015 at 3:00 p.m., or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date FTT_26697_043015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on July 17, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-26697

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

		FOR	AGAINST	ABSTAIN
1.	To approve the use of a manager of managers structure with respect to the Fund.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

FTT_26697_043015